MAINSTAY FUNDS TRUST

MainStay Candriam Emerging Markets Equity Fund

(the “Fund”)

Supplement dated May 24, 2021 (“Supplement”) to the

Summary Prospectus and Prospectus each dated February 28, 2021, as amended

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

1. Effective immediately, Paulo Salazar will be added as a portfolio manager for the Fund.

2. The table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the Fund is restated as follows:

Subadvisor	Portfolio Managers	Fund Service Date
Candriam Belgium S.A.	Jan Boudewijns, Co-Head of Emerging Markets Equity Management*	Since 2017
	Paulo Salazar, Co-Head of Emerging Markets Equity Management	Since May 2021
	Philip Screve, Senior Fund Manager	Since 2017
	Lamine Saidi, Senior Fund Manager	Since 2017

*Mr. Boudewijns will serve as a portfolio manager for the Fund until on or about April 1, 2022.

3. In the section of the Prospectus entitled “Know With Whom You Are Investing,” the subsection entitled “Portfolio Manager Biographies” is amended to revise the biography for Lamine Saidi and add the biography for Mr. Salazar as follows:

Lamine Saidi

Mr. Saidi has managed the MainStay Candriam Emerging Markets Equity Fund since 2017. He has served as a Senior Fund Manager for Candriam Investors Group since 2005. Mr. Saidi has over 11 years of Emerging Markets experience. He was previously with Fortis Investment and Swisscorp Financial Advisory. Mr. Saidi graduated with an undergraduate degree in Banking and Financial Econometrics and a Master’s degree in Finance from University of Aix-en-Provence in France.

Paulo Salazar

Mr. Salazar has managed the MainStay Candriam Emerging Markets Equity Fund since May 2021. He is Co-Head of Emerging Market Equities. Mr. Salazar joined Candriam in 2015 as an Emerging Markets equity analyst and has over 15 years of Emerging Markets experience in private equity and financial markets. Mr. Salazar Paulo earned his B.B.A. in Corporate Finance and Financial Markets from FGV-EAESP in Sao Paulo and has an International Diploma in Finance from University of California, Berkeley.

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